LIST OF AFFILIATES OF
ACADIA REALTY TRUST
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Acadia Realty Trust
Acadia Realty Limited Partnership

11 East Walton LLC
1151 Third Avenue LLC
120 West Broadway Lender LLC
120 West Broadway LLC
152-154 Spring Street Lender LLC
152-154 Spring Street Retail LLC
182-186 Spring Street Lender LLC
210 Bowery Owners LLC
239 Greenwich Associates Limited Partnership
313-315 Bowery Lender LLC
313-315 Bowery LLC
3200 M Street Lender LLC
61 Main Street Owner LLC
640 Broadway Member LLC
640 Broadway Owners LLC
8-12 East Walton LLC
868 Broadway LLC
938 W. North Avenue, LLC
960 Broadway LLC
A/L 3200 M Street LLC
ABR Amboy Road LLC
Acadia 1520 Milwaukee Avenue LLC
Acadia 152-154 Spring Street Retail LLC
Acadia 161ST Street LLC
Acadia 181 Main Street LLC
Acadia 216TH Street LLC
Acadia 239 Greenwich Avenue, LLC
Acadia 28 Jericho Turnpike LLC
Acadia 2914 Third Avenue LLC
Acadia 3104 M Street Lender LLC
Acadia 3104 M Street LLC
Acadia 3200 M Street LLC
Acadia 330 River Street LLC
Acadia 3780-3858 Nostrand Avenue LLC
Acadia 4401 White Plains Road LLC
Acadia 56 East Walton LLC
Acadia 5-7 East 17th Street LLC
Acadia 639 West Diversey LLC
Acadia 654 Broadway LLC
Acadia 654 Broadway Member LLC
Acadia 83 Spring Street LLC

Acadia 938 W. North Avenue LLC
Acadia Absecon LLC
Acadia Albee LLC
Acadia Albertsons Investors LLC
Acadia Bartow Avenue, LLC
Acadia Berlin LLC
Acadia Bloomfield NJ LLC
Acadia Boonton LLC
Acadia Brandywine Condominium, LLC
Acadia Brandywine Holdings, LLC
Acadia Brandywine Lender LLC
Acadia Brandywine Subsidiary, LLC
Acadia Brandywine Town Center, LLC
Acadia Brentwood LLC
Acadia Cambridge LLC
Acadia Canarsie LLC
Acadia Chestnut LLC
Acadia Chicago LLC
Acadia Clark-Diversey LLC
Acadia Connecticut Avenue LLC
Acadia Cortlandt Crossing LLC
Acadia Cortlandt LLC
Acadia Crescent Plaza LLC
Acadia Crossroads, LLC
Acadia Cub Foods Investors LLC
Acadia D.R. Management LLC
Acadia Elmwood Park LLC
Acadia Gold Coast LLC
Acadia Hawk LLC
Acadia Heathcote LLC
Acadia Hendon Hitchcock Plaza, LLC
Acadia Heritage Shops LLC
Acadia Hobson LLC
Acadia K-H, LLC
Acadia L.U.F. LLC
Acadia Liberty LLC
Acadia Lincoln Park Centre LLC
Acadia Lincoln Road II LLC
Acadia Lincoln Road LLC
Acadia Mad River Property LLC
Acadia Marcus Avenue LLC
Acadia Mark Plaza LLC
Acadia Market Square, LLC
Acadia MCB Holding Company II LLC
Acadia MCB Holding Company LLC
Acadia Mercer Street LLC
Acadia Merrillville Realty, Inc.
Acadia Merrillville Realty, L.P.
Acadia Mervyn I, LLC

Acadia Mervyn II, LLC
Acadia Mervyn Investors I, LLC
Acadia Mervyn Investors II, LLC
Acadia Miami Beach Lincoln Member LLC
Acadia Miami Beach Lincoln Special Member LLC
Acadia Naamans Road LLC
Acadia New Loudon, LLC
Acadia North Michigan Avenue LLC
Acadia Nostrand Avenue LLC
Acadia Pacesetter LLC
Acadia Paramus Plaza LLC
Acadia Pelham Manor LLC
Acadia Property Holdings, LLC
Acadia Realty Acquisition I, LLC
Acadia Realty Acquisition II, LLC
Acadia Realty Acquisition III LLC
Acadia Realty Acquisition IV LLC
Acadia Republic Farmingdale LLC
Acadia Rex LLC
Acadia Rush Walton LLC
Acadia Second City 1521 West Belmont LLC
Acadia Second City 2206-08 North Halsted LLC
Acadia Second City 2633 North Halsted LLC
Acadia Second City 843-45 West Armitage LLC
Acadia Second City LLC
Acadia Self Storage Management Company LLC
Acadia Self Storage Management Investment Company LLC
Acadia Sheepshead Bay LLC
Acadia Sherman Avenue LLC
Acadia Shopko Investors LLC
Acadia SP Investor LLC
Acadia SPE Boonton LLC
Acadia Storage Company LLC
Acadia Strategic Opportunity Fund II, LLC
Acadia Strategic Opportunity Fund III LLC
Acadia Strategic Opportunity Fund III Special Member LLC
Acadia Strategic Opportunity Fund IV LLC
Acadia Strategic Opportunity Fund IV Promote Member LLC
Acadia Strategic Opportunity Fund IV Special Member LLC
Acadia Strategic Opportunity Fund, LP
Acadia Town Line, LLC
Acadia Urban Development LLC
Acadia Urban Management Services LLC
Acadia Walnut Hill LLC
Acadia West 54th Street LLC
Acadia West Diversey LLC
Acadia West Shore Expressway LLC
Acadia-Washington Square Albee LLC
Acadia-Washington Square Tower 2 LLC

ACF Paramus Plaza LLC
ACRS II LLC
ACRS, Inc.
A-K JV I LLC
Albee Development LLC
Albee Phase 3 Development LLC
Albee Retail Development LLC
Albee Tower I Member LLC
Albee Tower I Owners LLC
AmCap Acadia Agent, LLC
AmCap Acadia Benton, LLC
AmCap Acadia Indianapolis, LLC
AmCap Acadia K-H Holding, LLC
AmCap Acadia K-H, LLC
AmCap Acadia Tulsa, LLC
A-MCB Arundel Funding LLC
A-MCB Arundel LLC
AMCB BB Woodlawn LLC
AMCB Bloomfield LLC
AMCB Kennedy LLC
AMCB Manassas Promenade LLC
AMCB Perring LLC
ARA IV Class A Member LLC
Aspen Cove Apartments, LLC
Bedford Green LLC
Brandywine Town Center Maintenance Corporation
BTS Boonton, L.L.C.
Canarsie Plaza LLC
City Point Century 21 Development LLC
City Point Retail Development LLC
Crossroads II
Crossroads II, LLC
Crossroads Joint Venture
Crossroads Joint Venture, LLC
GDC Beechwood, LLC
GDC SMG, LLC
Heathcote Associates, L.P.
Lake Montclair-Dumfries, VA LLC
Lincoln Road III LLC
Manahawkin Owners LLC
Mark Plaza Fifty L.P.
Mark Twelve Associates, L.P.
MCB Bloomfield LLC
Miami Beach Lincoln, LLC
Pacesetter/Ramapo Associates
RD Abington Associates Limited Partnership
RD Absecon Associates, L.P.
RD Bloomfield Associates Limited Partnership
RD Branch Associates L.P.

RD Elmwood Associates, L.P.
RD Hobson Associates, L.P.
RD Methuen Associates Limited Partnership
RD Smithtown, LLC
RD Woonsocket Associates Limited Partnership
Self Storage Management LLC
SMG Celebration, LLC
Storage Post Holdings LLC
White City East Partners LLC
White City Partners Holding Company LLC
White City Partners LLC